Federated Index Trust

Federated Max-Cap Index Fund

Class C Shares (MXCCX)
Class R Shares (FMXKX)
Institutional Shares (FISPX)
Service Shares (FMXSX)

Federated Mid-Cap Index Fund

Institutional Shares (FMCRX)
Service Shares (FMDCX)

SUPPLEMENT TO SUMMARY PROSPECTUSES datED December 31, 2011 and January 4, 2012

Federated Index Trust has terminated its subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock” or “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser of Federated Max-Cap Index Fund and Federated Mid-Cap Index Fund (the “Funds”). The termination is effective on or about June 30, 2012. Federated Equity Management Company of Pennsylvania, the Funds' current Investment Manager, will assume daily management of the Funds' assets at that time. Accordingly, please remove all references to “BlackRock” and change all references of “Sub-Adviser” to “Manager” throughout the prospectuses.

1. With respect to Federated Max-Cap Index Fund only please delete the first paragraph of the section entitled “What are the Fund's Main Investment Strategies?” and replace with the following:

“The Fund normally invests its assets primarily in common stocks included in the Standard & Poor's 500 Index. The Index is a broad-based market index that measures the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Under normal circumstances, the Manager will also use enhanced management techniques as further described in the Prospectus in an attempt to improve the performance of its portfolio relative to the Index to compensate for Fund expenses and tracking error. The Manager's principal enhanced technique will be to slightly over or under-weight positions in a limited number of securities within the Index based upon the Manager's quantitative analysis of the securities. The Fund may invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts), hybrid instruments or convertible securities to implement its investment strategies as more fully described in the Prospectus.”

2. With respect to Federated Mid-Cap Index Fund only please delete the first paragraph of the section entitled “What are the Fund's Main Investment Strategies?” and replace with the following:

“The Fund normally invests its assets primarily in common stocks included in the Standard & Poor's MidCap 400 Index (S&P 400). The S&P 400 is a broad-based market capitalization-weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. Under normal circumstances, the Manager will also use enhanced management techniques as further described in the Prospectus in an attempt to improve the performance of its portfolio relative to the S&P 400 to compensate for Fund expenses and tracking error. The Manager's principal enhanced technique will be to slightly over or under-weight positions in a limited number of securities within the S&P 400 based upon the Manager's quantitative analysis of the securities. The Fund may invest in derivatives contracts (such as, for example, futures contracts, option contracts and swap contracts), hybrid instruments or convertible securities to implement its investment strategies as more fully described in the Prospectus.”

3. Please delete the section entitled “Fund Management” and replace with the following:

“The Fund's Investment Manager is Federated Equity Management Company of Pennsylvania.

Ian L. Miller, Portfolio Manager, has been the Fund's portfolio manager since July 2012.”

May 23, 2012

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451194 (5/12)